Exhibit 10.10

AMENDMENT TO SECOND AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED ASSET PURCHASE AGREEMENT, dated as of January 21, 2023 (this “Amendment”), is being entered into by and between Project Crush Acquisition Corp LLC, a Delaware limited liability company (“Buyer”), Winc, Inc., a Delaware corporation (“Winc”), BWSC, LLC, a Delaware limited liability company (“BWSC”), and Winc Lost Poet, LLC, a Delaware limited liability company (“Lost Poet”, and together with Winc and BWSC, each a “Seller” and, collectively, “Sellers”). Buyer and the Sellers are collectively referred to herein as the “Parties”, and each, a “Party”. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

RECITALS

A. The Parties are party to that certain Asset Purchase Agreement, dated as of December 7, 2022, as amended by that certain Amended and Restated Asset Purchase Agreement, dated as of December 21, 2022, as amended by that Second Amended and Restated Asset Purchase Agreement, dated January 17, 2022 (the “Purchase Agreement”), pursuant to which Buyer is purchasing and acquiring from the Sellers, and the Sellers are selling, conveying, assigning, transferring and delivering to Buyer, certain assets of Sellers in the manner and subject to the terms and conditions set forth therein.

B. Pursuant to Section 12.6 of the Purchase Agreement, no alteration, modification or change to the Purchase Agreement shall be valid except by an agreement in writing executed by the Parties.

C. The Parties desire to amend the Purchase Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, and the mutual covenants and agreements set forth herein, the Parties agree as set forth below.

1. Amendment to Purchase Agreement.

(a) The last sentence of Section 5.1 of the Purchase Agreement shall be amended and restated to read as follows:

“If it occurs, the Closing shall be effective as of 12:01a.m. Pacific time on the Closing Date.”

2. Effect on Other Provisions. This Amendment shall constitute and shall be interpreted as a written amendment to the Purchase Agreement, which shall amend the Purchase Agreement in accordance with Section 12.6 of the Purchase Agreement. In the event of a conflict between the terms of the Purchase Agreement and this Amendment, the terms of this Amendment shall control. Except as otherwise amended by this Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. This Amendment may be executed by .PDF or by other means of electronic signature (including DocuSign), and the exchange of a fully executed agreement (in counterparts or otherwise) by electronic means in .PDF format shall in each case create a valid and binding obligation of the Party executing the same.

4. Severability. In the event that any provision of this Amendment, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Amendment, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, will not be affected and will continue to be valid and enforceable to the fullest extent permitted by law.

5. Amendments. This Amendment may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of the Parties.

6. Binding on Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the day and year first above written.

PROJECT CRUSH ACQUISITION CORP LLC

By:	/s/ Krishna Shivdasani
Name:	Krishna Shivdasani
Title:	Chief Executive Officer

[Signature Page to Amendment to Second Amended and Restated Asset Purchase Agreement]

WINC, INC

By:	/s/ Carol Brault
Name:	Carol Brault
Title:	Chief Financial Officer

WINC LOST POET, LLC

By:	/s/ Carol Brault
Name:	Carol Brault
Title:	Chief Financial Officer

BWSC, LLC

By:	/s/ Carol Brault
Name:	Carol Brault
Title:	Chief Financial Officer

[Signature Page to Amendment to Second Amended and Restated Asset Purchase Agreement]